AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 28, 2017

 REGISTRATION NOS. 333 -191476
 811 - 22894

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 120	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENTNO. 123	[X]

INVESTMENT MANAGERS SERIES TRUST II
(Exact Name of Registrant as Specified in Charter)

235 West Galena Street
Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on May 1, 2017, pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on _______________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Kaizen Hedged Premium Spreads Fund
Class A (Ticker Symbol: KZSAX)
Class C (Ticker Symbol: KZSCX)
Class I (Ticker Symbol: KZSIX)

Altrius Enhanced Income Fund
Class A (Ticker Symbol: KEUAX)
Class C (Ticker Symbol: KEUCX)
Class I (Ticker Symbol: KEUIX)

MarketGrader 100 Enhanced Index Fund
Class A (Ticker Symbol: KHMAX)
Class C (Ticker Symbol: KHMCX)
Class I (Ticker Symbol: KHMIX)

PROSPECTUS
May 1, 2017

The Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Kaizen Hedged Premium Spreads Fund
Altrius Enhanced Income Fund
MarketGrader 100 Enhanced Index Fund

Each a series of Investment Managers Series Trust II (the “Trust”)
Each of the funds described in this Prospectus is referred to as a “Fund” and collectively as the “Funds.”

TABLE OF CONTENTS

SUMMARY SECTION – Kaizen Hedged Premium Spreads Fund	1
SUMMARY SECTION - Altrius Enhanced Income Fund	10
SUMMARY SECTION - MarketGrader 100 Enhanced Index Fund	18
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	25
MANAGEMENT OF THE FUND	42
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	45
YOUR ACCOUNT WITH THE FUND	46
DIVIDENDS AND DISTRIBUTIONS	61
FEDERAL INCOME TAX CONSEQUENCES	61
FINANCIAL HIGHLIGHTS	64
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	67
APPENDIX B – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES	72
FOR MORE INFORMATION	74

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is May 1, 2017.

SUMMARY SECTION – Kaizen Hedged Premium Spreads Fund

Investment Objective
The investment objective of the Kaizen Hedged Premium Spreads Fund (the “Fund”) is to seek risk-adjusted returns which are uncorrelated to the broader markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Your Account With The Funds - Class A Shares” on page 49 of this Prospectus and in “Appendix B – Waivers and Discounts Available from Intermediaries.”

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%	1.10%	1.10%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses [2]	0.50%	0.50%	0.50%
Total annual fund operating expenses	1.85%	2.60%	1.60%
Fees waived and/or expenses reimbursed[3]	(0.10)%	(0.10)%	(0.10)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]	1.75%	2.50%	1.50%

1	Class C Shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
2	The expense information in the table has been restated to reflect the current contractual management fees and expense limitation, both effective April 1, 2016.
3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C and Class I Shares respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$718	$1,091	$1,487	$2,592
Class C Shares	$356	$799	$1,371	$2,927
Class I Shares	$153	$495	$861	$1,892

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$253	$799	$1,371	$2,927

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective primarily by simultaneously purchasing and writing (selling) put or call options on major equity indexes (e.g., the S&P 500® Index and the NASDAQ 100 Index (NDX)). A put is an option contract giving the owner the right (but not the obligation) to sell a specified amount of an underlying asset at a set price within a specified time. A call is an option contract giving the owner the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time. This strategy is referred to as a “credit spread” or “vertical credit spread.” More specifically, a credit spread entails the simultaneous purchase and sale of options of the same type (puts or calls) with respect to the same index and with the same expiration date, but at different exercise (“strike”) prices. The Fund’s returns are driven by the premiums received by the Fund when writing options (puts or calls) from purchasers seeking protection below a certain level of asset decline (through a put) or seeking participation in the asset price increase above a certain level (through a call).

The Fund’s advisor will enter into credit spreads for the Fund based upon the advisor’s determination of the volatility environment of the stock market. The advisor determines the volatility environment through a proprietary process that analyzes daily market prices for various exchange-traded volatility instruments such as VIX® futures. Based on this analysis, volatility environments are classified as normal, elevated, or stressed.

●
Normal volatility environment – generally when prices of near-term (1-2 months) exchange-traded volatility instruments are lower than the prices of medium-term (3-6 months) exchange-traded volatility instruments.

●	Elevated volatility environment – generally when prices of near-term exchange-traded volatility instruments are the same as or similar to prices of medium-term exchange-traded volatility instruments.

●	Stressed volatility environment – generally when prices of near-term exchange-traded volatility instruments are higher than the prices of medium-term exchange-traded volatility instruments.

Once the volatility environment is determined, the Fund’s advisor will invest in credit spreads that it believes are appropriate for the state of the volatility environment. The Fund’s investment exposure to and number of credit spreads will vary based on the state of the volatility environment. During a normal volatility environment, the Fund’s portfolio will generally have the highest investment exposure to and enter into the largest number of credit spreads. During times of elevated volatility, the Fund will reduce its investment exposure to and number of credit spreads in order to reduce the Fund’s volatility and risk of decline.

After investment positions are established, the advisor employs an investment process that continuously analyzes prices for exchange-traded volatility instruments. The volatility environment of the stock market is determined on a daily basis. The Fund’s advisor seeks to identify changes in the volatility environment that would signal a more cautious investment stance, or a more aggressive investment stance, dependent upon the direction of change. The Fund’s advisor will respond to changing levels of volatility if the change is great enough to produce a new volatility environment signal. In particular, open credit spreads may be closed when the volatility environment changes and strike prices and sizes for new credit spreads will be adjusted to reflect the change in volatility environment.

The Fund typically writes index put options and call options with weekly and monthly expirations. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread (measured at the time of purchase). The equity indexes with respect to which the Fund will purchase and write options are generally based on a mixture of underlying securities.

The Fund may also seek to enhance returns by investing in the following types of securities: exchange-traded funds (“ETFs”), including inverse ETFs, and exchange-traded notes (“ETNs”), that track the CBOE Volatility Index® (the “VIX®”); options on such ETFs and ETNs; and/or options on the VIX®. Using a continuous quantitative process, the advisor monitors trends in the VIX® to determine if it is rising or falling and selects investments accordingly. Based on this process, when the advisor determines the VIX® is rising the Fund may invest in VIX ETFs and ETNs and/or related options; and when the advisor determines the VIX® is falling the Fund may invest in inverse VIX® ETFs and ETNs and/or related options.

In addition to the credit spread strategy, the Fund also intends to use a hedging strategy to seek to mitigate losses relating to sustained equity market declines. A declining market generally negatively affects the Fund’s credit put spreads. To seek to hedge against this, the Fund intends to purchase and sell call and put options or futures on the VIX®. The VIX® is based on real-time prices of options on the S&P 500 Index and is designed to reflect investors’ consensus view of future expected stock market volatility. It is compiled, maintained and owned by the Chicago Board Options Exchange, Incorporated (“CBOE”). The value of such a VIX® hedge typically increases during sustained equity market declines, and the Fund’s strategy seeks to mitigate a portion of the losses on the Fund’s credit put spreads during such declines. The extent of the Fund’s VIX® hedges varies depending on the Fund’s investment exposure to credit spreads and the expense of VIX® hedges.

All futures and options positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, Treasury Bills and money market fund shares), other listed options or debt rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). The Fund segregates cash or other liquid assets (for example, Treasury Bills and money market fund shares) in an amount equal to the Fund’s obligations under each put option sold by the Fund so that each option sold is secured, or “covered.” The Fund will limit the use of leverage by ensuring that the aggregate value of the underlying indexes (as measured by the strike price of the options) of the put options sold will not exceed the Fund’s total net assets.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer issuers at any one time than a diversified fund.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which are significant and may result in substantial and in some circumstances potentially unlimited losses to investors. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

The results of the Fund’s investment strategy typically have a low correlation to results of the stock market. However, a significant move in the broad equity markets in a short time period may result in an increased correlation of the results of the strategy to the results of the stock market.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options and futures. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase Fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

High Volatility Market Risk. Sudden and sharp moves in the market that cause general market volatility to suddenly increase can adversely impact the Advisor’s trading strategy. These movements are sometimes caused by unforeseen events within or outside of the market that can cause the market to decline, and could cause a loss for the Fund that could be significant. Such an event could also cause the market pricing for the Fund’s options and futures to be inefficient while the market engages in price discovery during the period of uncertainty that accompanies the event.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy obligations.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between the term of hedging instruments and the term of the credit spread positions being hedged, and between price movements of hedging transactions and price movements in the position being hedged, means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. Whether the Fund hedges successfully will depend on the Advisor’s ability to predict pertinent market movements and the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs. As a result of hedging costs and other factors, the Fund will not, in general, attempt to hedge all market or other risks inherent in its positions, and may hedge certain risks, if at all, only partially. Accordingly, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Fund had been sufficiently hedged with respect to such position.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

ETF risk. ETFs are subject to many of the same risks associated with individual securities, including market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Inverse ETF risk. Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of seeking to profit from a decline in the value of an underlying benchmark index. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Unlike traditional funds, shareholders of inverse ETFs lose money when the underlying benchmark index rises. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. In addition, due to volatility and the effects of compounding, inverse ETFs can lose money even if the level of the benchmark index falls.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that some of the Fund’s income will not constitute “qualifying income.” If income derived by the Fund from its investments in commodities does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. Risks inherent in the use of options and futures contracts include: imperfect correlation between the price of the options and futures contracts and movements in the prices of the underlying securities being hedged; the fact that skills needed to use this strategy are different from those needed to select portfolio securities; and the possible absence of a liquid secondary market for any particular instrument at any time. The Advisor’s proprietary process for analyzing daily market prices for VIX® futures and options as well as the Advisor’s determination of the current and expected volatility environment are designed to help lower these risks. The value of your investment depends on the alternative techniques and analyses that may be employed by the Advisor, which may not produce the desired results, and on the judgment on the Advisor, which may prove to be incorrect. The Fund may lose money if the Advisor’s investment management strategies do not achieve the Fund’s investment objective or if the Advisor does not implement the Fund’s investment strategies successfully. These risks may be heightened with respect to the Fund, as compared to funds employing more traditional investment strategies and techniques.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.kaizenfunds.com, or by calling the Fund at 1-844-524-9366. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Class A shares and Class C shares are not operational as of the date of this Prospectus and, therefore, do not have any performance information.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return for the Class I Shares as of March 31, 2017 was 1.53%.

Class I Shares
Highest Calendar Quarter Return at NAV	4.23%	Quarter Ended 06/30/2016
Lowest Calendar Quarter Return at NAV	(3.68)%	Quarter Ended 03/31/2016

Average Annual Total Returns for Periods ended December 31, 2016	One Year	Since Inception	Inception Date
Class I Shares - Return Before Taxes	3.16%	(15.84)%	August 3, 2015
Class I Shares - Return After Taxes on Distributions*	3.16%	(15.84)%	August 3, 2015
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	1.79%	(11.97)%	August 3, 2015
S&P 500 Index (does not reflect deduction for fees, expenses or taxes)	11.96%	7.08%	August 3, 2015

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for other classes will vary from returns shown for Class I Shares.

Investment Advisor
Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers
The Fund’s portfolio management team is comprised of Michael Thompson, Chief Investment Officer of Kaizen, and D. Matthew Thompson, Director of Research and Trading of Kaizen. Michael Thompson and Matthew Thompson have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since January 1, 2016.

Purchase and Sale of Fund Shares

Currently, Class A Shares and Class C Shares are not available for purchase. To purchase shares of the Fund you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - Altrius Enhanced Income Fund

Investment Objectives
The investment objectives of the Altrius Enhanced Income Fund (the “Fund”) are to maximize long-term total return and generate income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Your Account With The Funds - Class A Shares” on page 49 of this Prospectus and in “Appendix B – Waivers and Discounts Available from Intermediaries.”

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.50%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None		1.00%[1]		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%		2.00%
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		1.99%		1.99%		1.99%
Interest expense on short sales	0.03%		0.03%		0.03%
Shareholder service fees	0.10%		0.10%		0.10%
All other expenses	1.86%		1.86%		1.86%
Total annual fund operating expenses		3.34%		4.09%		3.09%
Fees waived and/or expenses reimbursed[2]		(1.56%)		(1.56%)		(1.56%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.78%		2.53%		1.53%

1	Class C Shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C and Class I Shares respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$721	$1,383	$2,068	$3,882
Class C Shares	$359	$1,102	$1,963	$4,186
Class I Shares	$156	$807	$1,484	$3,293

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$256	$1,102	$1,963	$4,186

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies
The Fund employs two strategies to seek to achieve its investment objectives: 1) an unconstrained bond strategy to seek to maximize total returns and 2) a strategy that seeks to enhance portfolio income.

Unconstrained Bond Strategy
The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of bonds. The Fund will invest in bonds that may be issued by various types of issuers, including the following:

•	Investment grade securities of U.S. and non-U.S. issuers;
•	Debt securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;
•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets countries;
•
Other debt securities issued by government or corporate issuers, including high yield debt instruments of U.S. and non-U.S. issuers (commonly referred to a “junk bonds”), convertible bonds, zero coupon bonds; and

•	Mortgage-backed securities and other asset-backed securities.

The Fund may invest in bonds of any maturity or credit quality rating. With respect to maturity, the Fund has no target duration for its investment portfolio and the Fund’s sub-advisor may target shorter or longer durations in response to its view of the fixed income markets generally or any sector thereof. With respect to credit quality, the Fund may invest in investment grade or non-investment grade securities, without limitation, depending on the sub-advisor’s view of the fixed income markets generally or any sector thereof. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s sub-advisor to be of comparable credit quality. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch or, if unrated, determined by the Fund’s sub-advisor to be of comparable credit quality. Junk bonds may include securities that are rated “C” or below (in default) or are unrated.

The Fund may invest in individual bonds, or may gain exposure to bonds by investing in exchange-traded products (ETPs), such as exchange-traded funds (ETFs) or exchange-traded notes (ETNs), that invest in securities with similar characteristics.

In selecting securities for the Fund, one of the Fund’s sub-advisors, Altrius Capital Management, Inc. (“Altrius”), applies a flexible strategy seeking to capitalize on opportunities in a wide variety of income-producing securities. Altrius identifies investment opportunities through an investment process focused on both macroeconomic analysis and bottom-up security selection. On a macro-level, Altrius allocates the Fund’s assets among various income-producing market sectors based on current and projected economic and market conditions, and among different types of income-producing securities that vary by characteristics such as duration, yield, risk profile, and industry. Altrius then selects individual securities based on its bottom-up analysis of particular issuers within the allocation profiles identified. Securities selected for investment are typically those that the Altrius believes offer the greatest available potential to generate income and total return based on the Altrius’ risk-reward analysis.

Enhanced Income Strategy
The Fund will seek to enhance the unconstrained bond strategy with an option overlay strategy intended to generate income. Two Fish Management, LLC (“Two Fish”), one of the Fund’s sub-advisors, employs a strategy intended to generate premium income by writing put options on high quality, large capitalization U.S. equities that are out-of-the money (“OTM”) (i.e., the option has a strike price that is lower than the market price of the underlying security at the time of purchase of the option sale and Two Fish believes the strike price will remain below the market price for the entire option term). Two Fish will also write put options on other asset classes such as U.S. Treasury Bonds. Each listed put option sold in the portfolio is an “American-style” option (i.e., an option which can be exercised at the strike price at any time prior to its expiration). The typical term of put options sold is 30-45 days. The strike price (i.e., the price at which a put option can be exercised) of each put option is typically 5%-10% below the price at which the underlying equity is trading at the time of the put sale. If a security trades below the strike price of a put option and the put option is exercised by the option holder, the Fund will have to pay the option holder the strike price, and will typically liquidate the underlying equity and write a new OTM put option on the same underlying equity. If a security trades below the strike price of a put option, the Fund may also roll the position out in term and down in strike price (i.e., buy back the put option and write a new put option for a new term), typically for a cash credit to the Fund. If the underlying security does not close below its strike price, the option expires worthless and the entire amount of the premium payment is retained by the Fund. Two Fish also opportunistically rolls options to shorten or extend their term to expiration and increase or decrease their strike price to seek to enhance prospective risk-adjusted returns to the Fund. The use of options may generate taxable capital gains for shareholders.

The return to the Fund from the sale of put options is limited to the amount of option premiums it receives, while the Fund can lose up to the entire strike price at expiration of each option it sells. To seek to mitigate risk, the Fund limits its notional exposure (i.e., put option contracts sold multiplied by the strike price of each contract multiplied by 100 shares per contract) to 100% of the market value of the Fund’s bond positions, in aggregate. Typically, the Fund’s notional exposure as a percentage of the aggregate market value of the bond positions held by the Fund is 70%-80%.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Multi-style management risk. Because portions of the Fund’s assets are managed by different sub-advisors using different styles, the Fund could enter into overlapping securities transactions. One sub-advisor may be purchasing securities at the same time another sub-advisor may be selling those same securities, which may lead to higher transaction expenses than a fund managed by one sub-advisor.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign sovereign risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

ETF risk. ETFs are subject to many of the same risks associated with individual securities, including market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Mortgage-backed and asset-backed securities risk. Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment risk, risk of default of the underlying mortgages or assets, and delinquencies and losses of the underlying mortgages or assets. Additionally, political and legal developments may adversely affect the value and liquidity of these securities.

Options risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy obligations.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s sub-advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-advisors in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.kaizenfunds.com, or by calling the Fund at 1-844-524-9366. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Class A shares and Class C shares are not operational as of the date of this Prospectus and, therefore, do not have any performance information.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return for the Class I Shares as of March 31, 2017 was 1.86%.

Class I Shares
Highest Calendar Quarter Return at NAV	4.34%	Quarter Ended 09/30/2016
Lowest Calendar Quarter Return at NAV	0.66%	Quarter Ended 12/31/2016

Average Annual Total Returns for Periods ended December 31, 2016	One Year	Since Inception	Inception Date
Class I Shares - Return Before Taxes	10.37%	10.37%	December 31, 2015
Class I Shares - Return After Taxes on Distributions*	8.45%	8.45%	December 31, 2015
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	5.83%	5.83%	December 31, 2015
Bloomberg Barclays Aggregate Bond Index (does not reflect deduction for fees, expenses or taxes)	2.65%	2.65%	December 31, 2015

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for other classes will vary from returns shown for Class I Shares.

Investment Advisor and Sub-Advisors
Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the Fund’s investment advisor. Altrius Capital Management, Inc. (“Altrius”) and Two Fish Management, LLC (“Two Fish”) are the Fund’s sub-advisors (each, a “Sub-Advisor” and together, the “Sub-Advisors”).

Portfolio Managers

Sub-Advisor	Portfolio Managers	Managed the Fund Since
Altrius Capital Management, Inc.	James Russo, Founder and Chairman	December 31, 2015
Two Fish Management, LLC	Mike Morris, Founder	December 31, 2015

Purchase and Sale of Fund Shares

Currently, Class A Shares and Class C Shares are not available for purchase.To purchase shares of the Fund you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - MarketGrader 100 Enhanced Index Fund

Investment Objective
The investment objective of the MarketGrader 100 Enhanced Index Fund (the “Fund”) is to seek investment results that track generally, before fees and expenses, the performance of the Kaizen MarketGrader 100 Dynamic Risk Overlay Index (the “Underlying Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Your Account With The Funds - Class A Shares” on page 49 of this Prospectus and in “Appendix B – Waivers and Discounts Available from Intermediaries.”

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.50%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None		1.00%[1]		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%		2.00%
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		1.52%		1.52%		1.52%
Interest expense	0.01%		0.01%		0.01%
Shareholder service fees	0.10%		0.10%		0.10%
All other expenses	1.41%		1.41%		1.41%
Total annual fund operating expenses		2.87%		3.62%		2.62%
Fees waived and/or expenses reimbursed[2]		(1.11%)		(1.11%)		(1.11%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.76%		2.51%		1.51%

1	Class C Shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C and Class I Shares respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$719	$1,291	$1,888	$3,494
Class C Shares	$357	$1,006	$1,780	$3,808
Class I Shares	$154	$709	$1,291	$2,872

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$254	$1,006	$1,780	$3,808

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies
The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of a portfolio of high performing equity securities of U.S. companies, which is hedged during periods of sustained market decline through the use of CBOE Volatility Index Futures. Under normal circumstances, the Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The equity portion of the Underlying Index generally consists of 100 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader.com Corp. (the “Index Provider”) selects the 100 stocks from the MarketGrader U.S. Coverage Universe, a universe of approximately 4,100 equity securities of publicly-traded U.S. companies that are identified by the Index Provider pursuant to a methodology based on the strength of a company’s fundamentals with respect to growth, value, profitability and cash flow. The Index Provider analyzes those four areas using publicly available information (such as SEC filings) and provides a rating for each stock. The methodology then screens such potential Index components for certain criteria regarding sector/industry diversification, minimum market capitalization and minimum liquidity (based on three-month average daily trading volume). The Index Provider’s top 100 rated companies are selected for the Underlying Index. The stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semi-annually, on the third Friday of February and August each year. When the Index Provider rebalances the Underlying Index, securities may be added to or removed from the Underlying Index. The Fund will rebalance its portfolio semi-annually to correspond to the changes made in the Underlying Index.

The Fund generally will invest in all of the equity positions that comprise the Underlying Index and those positions will be equally weighted. During periods when the hedging portion is not in use, the Fund expects to generally be invested fully in these equity positions. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index. The Index may include and the Fund may invest in securities of any market capitalization.

The strategy is enhanced by the hedging portion of the Underlying Index which is intended to reflect a hedge against fluctuations of the equity portion of the Underlying Index during periods of market decline. In order to replicate the hedging portion of the Index, the Fund employs futures contracts included in the Kaizen Dynamic Risk Overlay Index (the “Overlay"), a separate, proprietary index that reflects the use of CBOE Volatility Index® (VIX) futures contracts to hedge portfolios during bear market periods while minimizing hedging expenses during rising markets. The Overlay utilizes a proprietary model that seeks to identify periods when a hedge may be needed and activates portfolio hedging using CBOE Volatility Index® (VIX) futures contracts only during these periods. The VIX is a widely used measure of market risk that represents the market’s expectation of near term (30-day) volatility based on S&P 500 stock index option prices.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-capitalization and mid-capitalization company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-capitalization company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. Under certain market conditions, futures contracts may become illiquid. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy obligations.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of hedging transactions and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs.

CFTC and Regulation Risk. The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act. As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (“NFA”), with respect to both its own operations and those of the Fund. The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

Index Risk. The performance of the Fund may not exactly match the performance of the Underlying Index. The Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or the volatility of the overall stock market, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.kaizenfunds.com, or by calling the Fund at 1-844-524-9366. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Class A shares and Class C shares are not operational as of the date of this Prospectus and, therefore, do not have any performance information.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return for the Class I Shares as of March 31, 2017 was 7.43%.

Class I Shares
Highest Calendar Quarter Return at NAV	6.00%	Quarter Ended 09/30/2016
Lowest Calendar Quarter Return at NAV	(2.36)%	Quarter Ended 06/30/2016

Average Annual Total Returns for Periods ended December 31, 2016	One Year	Since Inception	Inception Date
Class I Shares - Return Before Taxes	12.74%	12.74%	December 31, 2015
Class I Shares - Return After Taxes on Distributions*	11.81%	11.81%	December 31, 2015
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	7.35%	7.35%	December 31, 2015
S&P 500 Index (does not reflect deduction for fees, expenses or taxes)	11.96%	11.96%	December 31, 2015
Russell 3000 Index (does not reflect deduction for fees, expenses or taxes)	12.74%	12.74%	December 31, 2015
Kaizen MarketGrader100 Dynamic Risk Overlay Index (does not reflect deduction for fees, expenses or taxes)	1.50%	1.50%	December 31, 2015

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for other classes will vary from returns shown for Class I Shares.

Investment Advisor
Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers
The Fund’s portfolio management team is comprised of Michael Thompson, Chief Investment Officer of Kaizen, and D. Matthew Thompson, Director of Research and Trading of Kaizen. Michael Thompson and Matthew Thompson have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on December 31, 2015.

Purchase and Sale of Fund Shares

Currently, Class A Shares and Class C Shares are not available for purchase.To purchase shares of the Fund you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Kaizen Hedged Premium Spreads Fund

Investment Objective
The Fund’s investment objective is to seek risk-adjusted returns which are uncorrelated to the broader markets. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective primarily by simultaneously purchasing and writing (selling) put or call options on major equity indexes (e.g., the S&P 500® Index and the NASDAQ 100 Index (NDX)). A put is an option contract giving the owner the right (but not the obligation) to sell a specified amount of an underlying asset at a set price within a specified time. A call is an option contract giving the owner the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time. The strategy of simultaneously purchasing and selling put or call options is referred to as a “credit spread” or “vertical credit spread.” More specifically, a credit spread entails the simultaneous purchase and sale of options of the same type (puts or calls) with respect to the same index and with the same expiration date, but at different exercise (“strike”) prices. The Fund’s returns are driven by the premiums received by the Fund when writing options (puts or calls) from purchasers seeking protection below a certain level of asset decline (through a put) or seeking participation in the asset price increase above a certain level (through a call).

The Advisor will enter into credit spreads for the Fund based upon the advisor’s determination of the volatility environment of the stock market. The Advisor determines the volatility environment through a proprietary process that analyzes daily market prices for various exchange-traded volatility instruments such as VIX® futures. Based on this analysis, volatility environments are classified as normal, elevated, or stressed.

●
Normal volatility environment – generally when prices of near-term (1-2 months) exchange-traded volatility instruments are lower than the prices of medium-term (3-6 months) exchange-traded volatility instruments.

●	Elevated volatility environment – generally when prices of near-term exchange-traded volatility instruments are the same as or similar to prices of medium-term exchange-traded volatility instruments.

●	Stressed volatility environment – generally when prices of near-term exchange-traded volatility instruments are higher than the prices of medium-term exchange-traded volatility instruments.

Once determined, the Advisor will invest in credit spreads that it believes are appropriate for the state of the volatility environment. The Fund’s investment exposure to and number of credit spreads will vary based on the state of the volatility environment. During a normal volatility environment, the Fund’s portfolio will generally have the highest investment exposure to and enter into the largest number of credit spreads. During times of elevated volatility, the Fund will reduce its investment exposure to and number of credit spreads in order to reduce the Fund’s volatility and risk of decline.

After investment positions are established, the advisor employs an investment process that continuously analyzes prices for exchange-traded volatility instruments. The volatility environment of the stock market is determined on a daily basis. The Advisor seeks to identify changes in the volatility environment that would signal a more cautious investment stance, or a more aggressive investment stance, dependent upon the direction of change. The Advisor will respond to changing levels of volatility if the change is great enough to produce a new volatility environment signal. In particular, open credit spreads may be closed when the volatility environment changes and strike prices and sizes for new credit spreads will be adjusted to reflect the change in volatility environment.

The Fund typically writes index put options and call options with weekly and monthly expirations. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread (measured at the time of purchase). The equity indexes with respect to which the Fund will purchase and write options are generally based on a mixture of underlying securities.

The Fund may also seek to enhance returns by investing in the following types of securities: exchange-traded funds (“ETFs”), including inverse ETFs, and exchange-traded notes (“ETNs”), that track the VIX®; options on such ETFs and ETNs; and/or options on the VIX®. Using a continuous quantitative process, the advisor monitors trends in the VIX® to determine if it is rising or falling and selects investments accordingly. Based on this process, when the advisor determines the VIX® is rising the Fund may invest in VIX ETFs and ETNs and/or related options; and when the advisor determines the VIX® is falling the Fund may invest in inverse VIX® ETFs and ETNs and/or related options.

In addition to the credit spread strategy, the Fund also intends to use a hedging strategy to seek to mitigate losses relating to sustained market declines. A declining market generally negatively affects the Fund’s credit put spreads. To seek to hedge against this, the Fund intends to purchase and sell call and put options or futures on the VIX®. The VIX® is based on real-time prices of options on the S&P 500 Index and is designed to reflect investors’ consensus view of future expected stock market volatility. It is compiled, maintained and owned by the Chicago Board Options Exchange, Incorporated (“CBOE”). The value of such a VIX® hedge typically increases during extreme equity market declines, and the Fund’s advisor believes this should mitigate losses on the Fund’s credit put spreads during such declines. The extent of the Fund’s VIX® hedges varies depending on the Fund’s investment exposure to credit spreads and the expense of VIX® hedges.

All futures and options positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, Treasury Bills and money market fund shares), other listed options or debt rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). The Fund segregates cash or other liquid assets (for example, Treasury Bills and money market fund shares) in an amount equal to the Fund’s obligations under each put option sold by the Fund so that each option sold is secured, or “covered.” The Fund will limit the use of leverage by ensuring that the aggregate value of the underlying indexes (as measured by the strike price of the options) of the put options sold will not exceed the Fund’s total net assets.

Exchange-traded options on broad-based equity indexes that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts," as defined in the Internal Revenue Code of 1986 (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. Fund distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund. The Fund intends to utilize primarily options that are “section 1256 contracts.”

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash and cash equivalents (including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances), as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by an NRSRO. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund may invest in fewer issuers at any one time than a diversified fund.

Altrius Enhanced Income Fund

Investment Objectives
The investment objectives of the Altrius Enhanced Income Fund (the “Fund”) are to maximize long-term total return and generate income. There is no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
The Fund employs two strategies to seek to achieve its investment objectives: 1) an unconstrained bond strategy to seek to maximize total returns and 2) a strategy that seeks to enhance portfolio income.

Unconstrained Bond Strategy
The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of bonds. The Fund will invest in bonds that may be issued by various types of issuers, including the following:

•	Investment grade securities of U.S. and non-U.S. issuers;
•	Debt securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;
•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets countries;
•
Other debt securities issued by government or corporate issuers, including high yield debt instruments of U.S. and non-U.S. issuers (commonly referred to a “junk bonds”), convertible bonds, zero coupon bonds; and

•	Mortgage-backed securities and other asset-backed securities.

The Fund may invest in bonds of any maturity or credit quality rating. With respect to maturity, the Fund has no target duration for its investment portfolio and the Fund’s sub-advisor may target shorter or longer durations in response to their view of the fixed income markets generally or any sector thereof. With respect to credit quality, the Fund may invest in investment grade or non-investment grade securities, without limitation, depending on the sub-advisor’s view of the fixed income markets generally or any sector thereof. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s sub-advisor to be of comparable credit quality. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch or, if unrated, determined by the Fund’s sub-advisor to be of comparable credit quality. Junk bonds may include securities that are rated “C” or below (in default) or are unrated.

The Fund may invest in individual bonds, or may gain exposure to bonds by investing in exchange-traded products (ETPs), such as exchange-traded funds (ETFs) or exchange-traded notes (ETNs) that invest in securities with similar characteristics.

In selecting securities for the Fund, one of the Fund’s sub-advisors, Altrius Capital Management, Inc. (“Altrius”), applies a flexible strategy seeking to capitalize on opportunities in a wide variety of income-producing securities. Altrius identifies investment opportunities through an investment process focused on both macroeconomic analysis and bottom-up security selection. On a macro-level, Altrius allocates the Fund’s assets among various income-producing market sectors based on current and projected economic and market conditions, and among different types of income-producing securities that vary by characteristics such as duration, yield, risk profile, and industry. Altrius then selects individual securities based on its bottom-up analysis of particular issuers within the allocation profiles identified. Securities selected for investment are typically those that the Altrius believes offer the greatest available potential to generate income and total return based on the Altrius’ risk-reward analysis.

Enhanced Income Strategy
The Fund will seek to enhance the unconstrained bond strategy with an option overlay strategy intended to generate income. Two Fish Management, LLC (“Two Fish”), one of the Fund’s sub-advisors, employs a strategy intended to generate premium income by writing put options on high quality, large capitalization U.S. equities and U.S. Treasury Bonds that are out-of-the money (“OTM”) (i.e., the option has a strike price that is lower than the market price of the underlying security at the time of purchase of the option sale and Two Fish believes the strike price will remain below the market price for the entire option term). Each listed put option sold in the portfolio is an “American-style” option (i.e., an option which can be exercised at the strike price at any time prior to its expiration). The typical term of put options sold is 30-45 days. The strike price (i.e., the price at which a put option can be exercised) of each put option is typically 5%-10% below where the underlying security is trading at the time of the put sale. If a stock trades below the strike price of a put option and the put option is exercised by the option holder, the Fund will have to pay the option holder the strike price, and will typically liquidate the underlying security and write a new OTM put option on the same underlying security. If a stock trades below the strike price of a put option, the Fund may also roll the position out in term and down in strike price (i.e., buy back the put option and write a new put option for a new term), typically for a cash credit to the Fund. If the underlying stock does not close below its strike price, the option expires worthless and the entire amount of the premium payment is retained by the Fund. Two Fish also opportunistically rolls options to shorten or extend their term to expiration and increase or decrease their strike price to seek to enhance prospective risk-adjusted returns to the Fund. The use of options may generate taxable capital gains for shareholders.

The return to the Fund from the sale of put options is limited to the amount of option premiums it receives, while the Fund can lose up to the entire strike price at expiration of each option it sells. To seek to mitigate risk, the Fund limits its notional exposure (i.e., put option contracts sold multiplied by the strike price of each contract multiplied by 100 shares per contract) to 100% of the market value of the Fund’s bond positions, in aggregate. Typically, the Fund’s notional exposure as a percentage of the aggregate market value of the bond positions held by the Fund is 70%-80%.

The Sub-advisors may sell all or a portion of any of the Fund’s portfolio holdings when in its opinion one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Advisor identifies more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Advisor or the Sub-advisors believe that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash and cash equivalents (including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances), as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by an NRSRO. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

MarketGrader 100 Enhanced Index Fund

Investment Objective
The investment objective of the MarketGrader 100 Enhanced Index Fund (the “Fund”) is to seek investment results that track generally, before fees and expenses, the performance of the Kaizen MarketGrader 100 Dynamic Risk Overlay Index (the “Underlying Index”). There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of a portfolio of high performing equity securities of U.S. companies, which is hedged during periods of market decline through the use of CBOE Volatility Index Futures. Under normal circumstances, the Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The equity portion of the Underlying Index generally consists of 100 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader.com Corp. (the “Index Provider”) selects the 100 stocks from the MarketGrader U.S. Coverage Universe, a universe of approximately 4,100 equity securities of publicly-traded U.S. companies that are identified by the Index Provider pursuant to a methodology based on the strength of a company’s fundamentals with respect to growth, value, profitability and cash flow. The Index Provider analyzes those four areas using publicly available information (such as SEC filings) and provides a rating for each stock. The methodology then screens such potential Index components for certain criteria regarding sector/industry diversification, minimum market capitalization and minimum liquidity (based on three-month average daily trading volume). The Index Provider’s top 100 rated companies are selected for the Underlying Index. The stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semi-annually, on the third Friday of February and August each year. When the Index Provider rebalances the Underlying Index, securities may be added to or removed from the Underlying Index. The Fund will rebalance its portfolio semi-annually to correspond to the changes made in the Underlying Index.

The MarketGrader U.S. Coverage Universe is composed of equity securities of U.S. companies (common stocks and real estate investment trusts (“REITs”)). The selection criteria for the MarketGrader U.S. Coverage Universe include market capitalization, trading volume, institutional holdings, and conversion rules (for companies with multiple share classes). All constituents of the Underlying Index must be constituents of the MarketGrader U.S. Coverage Universe.

Companies deleted from the MarketGrader U.S. Coverage Universe that are constituents of the Underlying Index are also deleted from the Underlying Index and the deleted stock’s value is added to the Underlying Index as a constant ‘cash’ value until the next semiannual rebalancing date, when a replacement stock is added.

Stocks in the index universe are evaluated for inclusion in the Underlying Index as follows:

1.
Stocks that have reported quarterly or annual results within the past six months are analyzed by the Index Provider to determine the strength of their fundamentals in four key areas: growth, value, profitability and cash flow.

2.	Stocks with the highest ratings based on the Index Provider’s analyses of those four areas are put on a selection list for possible inclusion in the Underlying Index.

3.	Stocks on the selection list are then screened by the Index Provider using the following rules-based criteria:

a.	No REITs are eligible for Underlying Index selection.
b.
The number of selections in the same MarketGrader Sector cannot exceed 25% of the stocks in the Underlying Index (25 companies) for diversification. If a MarketGrader Sector exceeds 25% of the stocks in the Underlying Index, the lowest rated components will be removed and replaced with the next highest rated eligible components until the test is met.

c.
The number of selections in the same industry cannot exceed 12% of the stocks in the Underlying Index (12 companies) for diversification. If an industry exceeds 12% of the stocks in the Underlying Index, the lowest rated components will be removed and replaced with the next highest rated eligible components until the test is met.

d.	All selections must have a minimum three-month average daily trading dollar value of $2 million.
e.	All selections must have a minimum total market capitalization of $100 million.
f.
At least 25% of all stock selections (25 companies) must have a total market capitalization of at least $10 billion. If at least 25% of the stocks in the Underlying Index is not represented by components with total market capitalizations of at least $10 billion, the lowest rated companies with total market capitalizations below $10 billion will be removed and replaced with the next highest rated eligible components until the test is met.

g.
No more than 25% of all stock selections (25 companies) may have a total market capitalization of less than $1 billion. If components with total market capitalizations of less than $1 billion exceed 25% of the stocks in the Underlying Index, the lowest rated companies will be removed and replaced with the next highest rated eligible components until the test is met.

4.	The top 100 numerical ranked companies that pass all above screens are included in the Underlying Index.

The Fund generally will invest in all of the equity positions that comprise the Underlying Index and those positions will be equally weighted. During periods when the hedging portion is not in use, the Fund expects to generally be invested fully in these equity positions. However, under unusual circumstances (such as disruption in trading), it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Advisor to replicate generally the performance of the Underlying Index as a whole. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index. The Index may include and the Fund may invest in securities of any market capitalization.

The strategy is enhanced by the hedging portion of the Underlying Index which is intended to reflect a hedge against fluctuations of the equity portion of the Underlying Index during periods of market decline. In order to replicate the hedging component of the Index, the Fund employs futures contracts included in the Kaizen Dynamic Risk Overlay Index (the “Overlay”), a separate, proprietary index that reflects the use of CBOE Volatility Index® (VIX) futures contracts to hedge portfolios during periods of extended market declines, while minimizing hedging expenses during times of extended rising markets. While many other hedging approaches are in the market all or most of the time, the Advisor believes that the costs of hedging in this manner typically outweigh its benefits. To minimize these costs, the Overlay utilizes a proprietary model that seeks to identify periods when a hedge may be needed and activates portfolio hedging using CBOE Volatility Index® (VIX) futures contracts only during these periods.

The Underlying Index was developed by the Index Provider and its publication began on September 5, 2007. NYSE Arca serves as the Underlying Index’s calculation agent. Underlying Index values are distributed to the public via the NYSE Euronext Global Index Feed throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “MGONE.”

The Index Provider was founded in 1999 as an equity research provider and index publisher. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a License Agreement with the Adviser to permit the Adviser to use the Underlying Index and its name. The Adviser, at its own expense, has sub-licensed the right to the Trust to use the Underlying Index and its name for the Fund.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing
Each Fund’s principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which are significant and may result in substantial and in some circumstances potentially unlimited losses to investors.

●
Market Risk (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The Kaizen Hedged Premium Spreads Fund’s investment strategy typically has a low correlation to stocks. However, a significant move in the broad equity markets in a short time period may result in an increased correlation of the results of the strategy to the results of the stock market.

•
Options risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). If a put or call option purchased by the Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Fund is not able to close out the option transaction, the Fund would not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Written Options. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Written call and put options may limit the Fund's participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written option (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security or index below the purchase price of the underlying security or index less the premium received, and gives up the opportunity for gain on the underlying security or index above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security or index above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security or index, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security or index.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security or index) assumes the risk of an increase in the market price of the underlying security or index above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security or index above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security or index above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

•
Options Generally. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

●
Derivatives Risk (All Funds). Derivatives include instruments and contracts that are based on and are valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options and futures. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing, brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Highly Volatile Market. Price movements of futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which underlying positions trade or of the clearinghouses for those exchanges.

Sudden and sharp moves in the market that cause general market volatility to suddenly increase can adversely impact the Advisor’s trading strategy. These movements are sometimes caused by unforeseen events within or outside of the market that can cause the market to decline, and could cause a loss for the Fund that could be significant. Such an event could also cause the market pricing for the Fund’s options and futures to be inefficient while the market engages in price discovery during the period of uncertainty that accompanies the event.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

•
Futures Contracts (Kaizen Hedged Premium Spreads Fund and MarketGrader 100 Enhanced Index Fund). The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a "daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

●
Fixed Income Securities Risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

●
U.S. Government Securities Risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

●
Mortgage-backed and other asset-backed risk (Altrius Enhanced Income Fund). Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

●
Interest Rate Risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

●
Credit Risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

●
Convertible securities risk (Altrius Enhanced Income Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

●
High yield (“junk”) bond risk (Altrius Enhanced Income Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

●
Foreign sovereign risk (Altrius Enhanced Income Fund). Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. It is possible that a foreign sovereign may default on its debt obligations.

●
Foreign investment risk (Altrius Enhanced Income Fund). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

●
Emerging market risk (Altrius Enhanced Income Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have government exchange controls, less market regulation, and less developed economic, political and legal systems than those of more developed countries. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

●
Currency risk (Altrius Enhanced Income Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

●
Valuation risk (Altrius Enhanced Income Fund). Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

●
Equity risk (MarketGrader 100 Enhanced Index Fund). The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

●
Small-capitalization and mid-capitalization company risk (MarketGrader 100 Enhanced Index Fund). Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

●
Large-capitalization company risk (MarketGrader 100 Enhanced Index Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

●
Index risk (MarketGrader 100 Enhanced Index Fund). The performance of the Fund may not exactly match the performance of the Underlying Index. The Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

●
ETF risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

●
ETN risk (Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund). ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.

•
Inverse ETF Risk (Kaizen Hedged Premium Spreads Fund). Inverse ETFs are ETFs that typically have single day investment objectives that are constructed by using various derivatives for the purpose of seeking to profit from a decline in the value of an underlying benchmark. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. An inverse ETF should lose value as the index or security tracked by such fund’s benchmark increases in value, a result that is the opposite from traditional mutual funds. Successful use of inverse ETFs requires that the Advisor correctly predict short term market movements. If the Fund invests in an inverse ETF and markets rise, the Fund could lose money. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. In addition, due to volatility and the effects of compounding, inverse ETFs can lose money even if the level of the index falls. Inverse ETFs may also employ leverage so that their returns are more than one times the opposite of their benchmarks. Inverse ETFs may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results.

In addition, as a result of compounding and because an inverse ETF typically has a single day investment objective, an inverse ETF’s performance for periods greater than a single day is likely to be either better or worse than the benchmark index performance times the stated multiple in the inverse ETF’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse ETF. Particularly during periods of higher index volatility, compounding will cause results for periods longer than a single day to vary from the inverse of the return of the benchmark index. This effect becomes more pronounced as volatility increases. The Fund may invest in an inverse ETF for longer than a single day when deemed appropriate by the Advisor.

●
Hedging Transactions Risk (Kaizen Hedged Premium Spreads Fund and MarketGrader 100 Enhanced Index Fund). The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts and exchange-listed and over-the-counter put and call options on securities or on financial indices (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between the term of Hedging Instruments and the term of the credit spread positions being hedged, and between price movements of Hedging Instruments and price movements in the position being hedged, means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor’s ability to predict pertinent market movements. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs. As a result of hedging costs and other factors, the Fund will not, in general, attempt to hedge all market or other risks inherent in its positions, and may hedge certain risks, if at all, only partially. Accordingly, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Fund had been sufficiently hedged with respect to such position.

•
Leveraging Risk (All Funds). The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

●
Asset Segregation Risk (All Funds). As a series of an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

●
CFTC and Regulation Risk (MarketGrader 100 Enhanced Index Fund). The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund. For example, as a result of the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility. Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act. As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (“NFA”), with respect to both its own operations and those of the Fund. The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

●
Liquidity Risk (All Funds). Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

●
Tax Risk (Kaizen Hedged Premium Spreads Fund). The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the Code. To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets.

Revenue rulings apply only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in certain commodities will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel on this position.

●
Non-Diversification Risk (Kaizen Hedged Premium Spreads Fund). The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

●
Management and Strategy Risk (All Funds). The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

With respect to the Kaizen Hedged Premium Spreads Fund, the Advisor enters into credit spreads for the Fund based upon the Advisor’s analysis of the daily market prices for various exchange-traded volatility instruments and determination of the current and expected volatility environment of the stock market. Therefore, the value of your investment depends on the alternative techniques and analyses that may be employed by the Advisor, which may not produce the desired results, and on the judgment on the Advisor, which may prove to be incorrect. The Fund may lose money if the Advisor’s investment management strategies do not achieve the Fund’s investment objective or if the Advisor does not implement the Fund’s investment strategies successfully. These risks may be heightened with respect to the Fund, as compared to funds employing more traditional investment strategies and techniques.

●
Multi-style management risk (Altrius Enhanced Income Fund). Because portions of the Fund’s assets are managed independently by different sub-advisors using different styles, the Fund could enter into overlapping securities transactions. One sub-advisor may be purchasing securities at the same time another sub-advisor may be selling the same securities, which may lead to higher transaction expenses than a fund managed by one sub-advisor.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUNDS

The Advisor and Sub-Advisors
Kaizen Advisory, LLC, an Illinois limited liability company formed in May 2014, which maintains its principal offices at 1745 S. Naperville Road, Suite 103, Wheaton, Illinois 60189, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust.. As the Fund’s investment advisor, Kaizen provides investment advisory services to the Fund, including: (i) designing the Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision of the investment management operations of the Fund; (iii) monitoring and supervising the activities of the Sub-Advisor; and (iv) providing related administrative services. Kaizen has approximately $157 million in assets under management as of February 28, 2017.

Pursuant to the Advisory Agreement, the following table illustrates the annual contractual advisory fee payable to the Advisor for services and facilities it provides to each Fund, payable on a monthly basis. With respect to the Altrius Enhanced Income Fund, the Advisor pays a portion of its advisory fees to the Sub-Advisors. The Funds’ SAI provides additional information about the fees paid to the Advisor and Sub-Advisors.

Fund	Contractual Advisory Fee As a Percentage of Average Daily Net Assets	Management Fees Paid to Advisor for the Fiscal Year Ended December 31, 2016 (Net of Waiver)
Kaizen Hedged Premium Spreads Fund	1.10%	1.12%*
Altrius Enhanced Income Fund	1.10%	0.00%
MarketGrader 100 Enhanced Index Fund	1.10%	0.00%

*	Prior to April 1, 20016, the contractual advisory fees was 1.45%.

Sub-Advisors for the Altrius Enhanced Income Fund

Unconstrained Bond Strategy
Altrius Capital Management, Inc. (“Altrius”), with its principal place of business at 1323 Commerce Drive, New Bern, North Carolina 28562, serves as one of the two sub-advisors of the Fund, pursuant to an investment sub-advisory agreement with Kaizen (the “Sub-Advisory Agreement”). The Sub-Advisor was founded in 1997, is an investment advisor registered with the SEC, and has been providing investment advisory services to individuals, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business entities since 2004. The Sub-Advisor is responsible for the day-to-day management of a portion of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. As of February 28, 2017, the Sub-Advisor had $281 million in assets under management.

Enhanced Strategy
Two Fish Management, LLC, with its principal place of business at 9333 N Meridian St., Suite 222 Indianapolis, Indiana 46260, serves as one of the two sub-advisors of the Fund, pursuant to an investment sub-advisory agreement with Kaizen (the “Sub-Advisory Agreement”). The Sub-Advisor was founded in 2008, is an investment advisor registered with the SEC, and provides investment advisory services to high net worth individuals and institutions. The Sub-Advisor is responsible for the day-to-day management of a portion of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. As of February 28, 2017, the Sub-Advisor had $75 million in assets under management.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s Annual Report to shareholders dated as of December 31, 2015.

Portfolio Managers for Kaizen Hedged Premium Spreads Fund and MarketGrader 100 Enhanced Index Fund

Mr. Michael Thompson and Mr. D. Matthew Thompson are jointly and primarily responsible for the day-to-day management of the Funds’ portfolio.

Michael Thompson, Kaizen's Chief Investment Officer, has over 19 years of experience constructing and managing portfolios including a role at William Blair & Company, where he was instrumental in implementing an options overlay program for a mutual fund and various client portfolios. Mike also provided derivatives modeling and management expertise in a business development role at a start-up derivatives exchange in Chicago, IL. Mike has also held accounting and portfolio management roles at Northern Trust & Company, working with the Northern Investment Counselor group managing U.S. Equity portfolios. From January 2008 to June 2012, Mike was a principal at a family office in Barrington, IL where he co-developed a VIX futures strategy that began trading on a proprietary basis in October 2011. In January 2013, Mike began trading the strategy on a professional basis for the proprietary trading division of ED&F Man, on behalf of clients as a principal of Advocate Asset Management, LLC, (“Advocate”) and then subsequently for a registered commodity trading advisor, Typhon Capital Management, in November 2013. Mike holds a BS in Economics from the University of Illinois at Urbana/Champaign and has earned the CFA designation. He is currently a member of the CFA Institute and the CFA Society of Chicago.

D. Matthew Thompson, Director of Research and Trading, has over 17 years of securities and futures management experience and has also served in business development and financial modeling roles for a Chicago-based start-up derivatives exchange. From January 2008 to June 2012, Matt was a principal with a family office in Barrington IL, where he co-developed a VIX futures strategy that began trading on a proprietary basis in October 2011. In January 2013, Matt began trading the strategy on a professional basis for the proprietary trading division of ED&F Man, on behalf of clients as a principal of Advocate Asset Management, LLC, (“Advocate”) and then subsequently for a registered commodity trading advisor, Typhon Capital Management, in November 2013. Matt holds a BS in Economics from the University of Illinois at Urbana/Champaign and has earned the CFA designation. He is currently a member of the CFA Institute and the CFA Society of Chicago.

Portfolio Managers for Altrius Enhanced Income Fund
Mr. James Russo is primarily responsible for the day-to-day management of the Altrius Enhanced Income Fund’s unconstrained bond strategy. Mr. Mike Morris is primarily responsible for the day-to-day management of the Altrius Enhanced Income Fund’s enhanced strategy.

James Russo founded Altrius Capital Management, Inc. in 1997 and currently serves as the Chairman of the firm. In addition, he has served as the Chief Investment Strategist and Portfolio Manager of the firm’s investment products since their inception in 2004. Prior to founding Altrius Capital Management, Inc., Mr. Russo served as a Naval Aviator in the United States Marine Corps. Mr. Russo received a Bachelor of Science in Economics from the United States Naval Academy.

Mike Morris, CFA, founded Two Fish Management in December 2007, and directs fundamental research and security selection for the firm. Prior to forming Two Fish, Mike served as the Director of Investment Research for KSM Capital Advisors. He started his career as a consultant with Tucker Alan focused on SEC accounting fraud investigations and damages valuations. Mike received his B.S. in Finance and Accounting, magna cum laude from Indiana University’s Kelley School of Business. While at Indiana, Mike was a Collegiate Rugby All-American.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Fund.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of the average daily net assets of the Class A, Class C and Class I Shares, respectively, of each Fund. Each agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of the reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for the relevant class for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation with respect to such class on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation with respect to such class on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor with respect to the class and will not include any amounts previously reimbursed to the Advisor by the Fund with respect to the class. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund with respect to a class in a fiscal year to exceed the applicable limitation on Fund expenses. A Fund must pay current ordinary operating expenses with respect to a class before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class A Shares and Class C Shares. Under the 12b-1 Plan, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C Shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to a Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of a Fund’s Class C Shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed by the Advisor. However, the Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Because each Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Class I Shares are not subject to any distribution or service fees under the 12b-1 Plans.

Shareholder Service Fee
Each of the Funds may pay a fee at an annual rate of up to 0.15%, of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from a Fund on behalf of shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of a Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price
The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares. Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, a Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares
This Prospectus offers three classes of shares of each Fund, designated as Class A Shares, Class C Shares and Class I Shares.

•	Class A Shares generally incur sales loads at the time of purchase and are subject to distribution and shareholder service fees.

•	Class C Shares generally incur contingent deferred sales loads (“CDSCs”) on any shares sold within 12 months of purchase and are subject to distribution and shareholder service fees.

•	Class I Shares are not subject to any sales loads or distribution fee, and are subject to a shareholder service fee.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for any reduction or waiver of sales charges.

Class A and Class C shares (when available) are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I shares may be more suitable than Class A or Class C shares. You should consult with your financial advisor for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

Minimum Investments
Currently, Class A Shares and Class C Shares are not available for purchase. To purchase shares of each Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

No initial or subsequent minimum investment is required for the Funds, for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. In addition, for financial institutions, including registered investment advisors, making investments for a group of clients, the initial or subsequent minimum investment can be met through an aggregated purchase order for more than one client. The minimum for the Class I Shares may be waived for purchases pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions, including registered investment advisors, in which investment decisions are made on a discretionary basis by investment professionals. No initial or subsequent minimum investment is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor or the Distributor or any of their affiliates, or the spouse, life-partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment requirements, if deemed appropriate by the Trust's officers.

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A and Class C shares due to different sales charges among the share classes. Please see “Class A Shares – Sales Charge Schedule” on page 49 and “Class C Shares – Class C Shares Purchase Programs” on page 52. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares
Class A Shares of each Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in a Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge as a % of Offering Price*	Front-End Sales Charge as a % of Net Investment	Dealer Reallowance as a % of Offering Price
Up to $49,999	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.50%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	None	None	None

*	The offering price includes the sales charge.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Funds as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Quantity Discounts

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999 of Class A shares of the Fund would pay an initial charge of 5.50%, while a purchase of $50,000 would pay an initial charge of 4.75%. There are several breakpoints as shown in the “Class A Shares - Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount. Investments above $1,000,000 have no front-end sales charge.

You may lower your Class A sales charges for a Fund if:

•
you assure the Fund in writing that you intend to invest at least $50,000 in Class A Shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $50,000 (“Cumulative Discount”) (see below).

By signing a Letter of Intent you can purchase shares of a Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to "move" your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Funds’ website www.kaizenfunds.com, obtained by calling the Fund at 1-844-524-9366 or you can consult with your financial representative.

Net Asset Value Purchases

Class A Shares are available for purchase without a sales charge if you are:

•	reinvesting dividends or distributions;
•	participating in a fee-based program (such as a wrap account) under which you pay advisory fees to a broker-dealer or other financial institution;
•	making additional investments for your 401(k) or other retirement or direct accounts;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	a broker-dealer or other financial institution that has entered into an agreement with the Fund’s distributor to offer Fund shares in self-directed investment brokerage accounts;
•
a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform (please see Appendix B for a list of financial intermediaries that have these arrangements);

•
investing through a retirement plan or charitable account (Whether a sales charge waiver is available for your plan or account depends upon the policies and procedures of your intermediary. Please consult your financial intermediary for further information);

•	a current Trustee of the Trust; or
•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, the Sub-advisor and their affiliates or of a broker-dealer authorized to sell shares of the Funds.

Your financial advisor or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Class C Shares
Class C Shares are designed for retail investors and are available for purchase only through an approved broker-dealer or financial intermediary. Under the Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information about sales charges can be found on the Funds’ website www.kaizenfunds.com, obtained by calling the Fund at 1-844-524-9366 or you can consult with your financial representative.

Class C Shares Purchase Programs
Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Funds. You must notify the Funds or an authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Funds, or its authorized dealer, with certain information or records to verify eligibility for a reduced CDSC. This includes the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

A CDSC will not be applied in the following cases:

•
distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners;

•	returns of excess contributions; or
•	the following types of transactions, provided such withdrawals do not exceed 12% of the account annually:

-
redemptions due to receiving required minimum distributions upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for the waiver); and

-	if you have an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

 Your financial advisor or the Funds’ transfer agent can answer questions and help determine if you are eligible.

Information about sales charges can be found on the Funds’ website www.kaizenfunds.com, obtained by calling the Fund at 1-844-524-9366 or you can consult with your financial representative.

Class I Shares
To purchase Class I Shares of a Fund, you generally must invest at least $10,000. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions
 Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. The additional minimum subscription is waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor, the Sub-advisors and their affiliates. You may purchase additional shares of a Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed below. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate paper. You may also make additional purchases by wire or through a broker. Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of a Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-844-524-9366. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in a Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Funds at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $500, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-844-524-9366, at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Kaizen Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Funds are offered through certain financial intermediaries (and their agents). The Funds are also offered directly. An order placed with such a financial intermediary or its authorized agent is treated as if it was placed directly with the Funds, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require the payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail
A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Kaizen Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Kaizen Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-844-524-9366 and you will be allowed to move money in amounts of at least $500 from your bank account to the Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus any sales charge, applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Kaizen Funds
A/C #9872232364
For further credit to:
Your account number
Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-844-524-9366 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) or on a day when the Funds do not value their shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available, you may place your redemption order directly with the Funds as described below.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Kaizen Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the redemption request. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Kaizen Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Kaizen Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

• You wish to redeem more than $50,000 worth of shares;
• When redemption proceeds are sent to any person, address or bank account not on record;
• If a change of address was received by the Transfer Agent within the last 15 days;
• If ownership is changed on your account; or
• When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-844-524-9366 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-844-524-9366. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;
• The name in which his or her account is registered;
• The Social Security Number or Taxpayer Identification Number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-844-524-9366. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Funds through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Funds generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Funds may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Funds’ remaining shareholders. If the Funds redeem your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during the 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of a Fund within 30 days of purchase. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) effected pursuant to the SWP, (vii) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of a Fund.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Funds reserve the right to:

•	vary or waive any minimum investment requirement;
•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally, the Funds does this if the purchase is disruptive to the efficient management of the Funds due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
Shareholders may exchange shares of a Fund for shares of the other Funds included in this Prospectus. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund (see “Minimum Investment” table above). For U.S. federal income tax purposes, any such exchange will be treated as a taxable disposition of the exchanged shares. Please consult with your tax advisor for information about certain exchanges which may be non-taxable. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

At the authorized dealer’s request, in a fee based environment Class A shareholders who are eligible to invest in Class I shares and who are no longer subject to a CDSC are eligible to exchange their Class A shares for Class I shares of the same Fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

Conversion of Shares
A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Fund.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the relevant Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

A Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. Each Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Each Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent. The Funds’ Prospectus and SAI are also available on the website at www.kaizenfunds.com.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Advisor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Hedged Premium Spreads Fund and the MarketGrader 100 Enhanced Index Fund will make distributions of net investment income annually, and the Altrius Enhanced Income Fund will make distributions of net investment income monthly. The Funds will make distributions of net capital gains, if any, at least annually, typically in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Funds.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from a Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 28%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions and, after December 31, 2018, to redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Funds will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Funds’ annual report, which is available upon request (see back cover). Class A shares and Class C shares of each Fund are not operational as of the date of this Prospectus and, therefore, do not have financial highlights.

Kaizen Hedged Premium Spreads Fund
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Period August 3, 2015* through December 31, 2015
Net asset value, beginning of period	$7.59		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.10)		(0.06)
Net realized and unrealized gain (loss)	0.35		(2.35)
Total from investment operations	0.25		(2.41)

Redemption fee proceeds[1]	-	[2]	-	[2]

Net asset value, end of period	$7.84		$7.59

Total return[3]	3.16%		(24)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,815		$164,161

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.72%	[6]	1.85%	[5]
After fees waived and expenses absorbed	1.62%	[6]	1.85%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.40)%		(1.76)%	[5]
After fees waived and expenses absorbed	(1.30)%		(1.76)%	[5]

Portfolio turnover rate	-%		-%	[4]

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6	If interest on securities sold short had been excluded, the expense ratios would have remained unchanged for the year ended December 31, 2016 and for the period ended December 31, 2015.

Altrius Enhanced Income Fund
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended December 31, 2016
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.43
Net realized and unrealized gain on investments, securities sold short and written options contracts	0.57
Total from investment operations	1.00

Less Distributions:
From net investment income	(0.37)
From net realized gain	(0.05)
Total distributions	(0.42)

Redemption fee proceeds[1]	0.02

Net asset value, end of period	$10.60

Total return[2]	10.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,012

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	3.09%	[3]
After fees waived and expenses absorbed	1.53%	[3]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.48%
After fees waived and expenses absorbed	4.04%

Portfolio turnover rate	21%

1	Based on average shares outstanding during the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	If interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.03% for the year ended December 31, 2016.

MarketGrader 100 Enhanced Index Fund
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended December 31, 2016
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)
Net realized and unrealized gain on investments	1.30
Total from investment operations	1.27

Less Distributions:
From net realized gain	(0.25)
Total distributions	(0.25)

Redemption fee proceeds[1]	0.01

Net asset value, end of period	$11.03

Total return[2]	12.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,878

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.62%	[3]
After fees waived and expenses absorbed	1.51%	[3]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.37)%
After fees waived and expenses absorbed	(0.26)%

Portfolio turnover rate	105%

1	Based on average shares outstanding during the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	If interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2016.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa
An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A
An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba
An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BBB, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P
A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:
No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) offer Fund shares in self-directed investment brokerage accounts, (ii) are compensated by clients on a fee-only basis, or (iii) have entered into an agreement with the Funds to offer Class A shares through no-load network or platforms as described in “Net Asset Value Purchases” beginning on page 51 of this Prospectus:

TD Ameritrade
Pershing

Investment Advisor
Kaizen Advisory, LLC
1745 S. Naperville Road, Suite 103
Wheaton, Illinois 60189

Sub-Advisors
Altrius Capital Management, Inc.
1323 Commerce Drive
New Bern, North Carolina 28562

Two Fish Management, LLC
9333 N Meridian St., Suite 222
Indianapolis, Indiana 46260

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Counsel
Morgan, Lewis & Bockius LLP
300 S. Grand Avenue, 22nd Floor
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Kaizen Hedged Premium Spreads Fund
Altrius Enhanced Income Fund
MarketGrader 100 Enhanced Index Fund

Each a series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Funds’ SAI and annual and semi-annual reports are available, free of charge, on the Funds’ website at www.kaizenfunds.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at 1-844-524-9366 or by writing to:

Kaizen Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or;
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(Investment Company Act file no. 811- 21719.)

Statement of Additional Information
May 1, 2017

Kaizen Hedged Premium Spreads Fund
Class A (Ticker Symbol: KZSAX)
Class C (Ticker Symbol: KZSCX)
Class I (Ticker Symbol: KZSIX)

Altrius Enhanced Income Fund
Class A (Ticker Symbol: KEUAX)
Class C (Ticker Symbol: KEUCX)
Class I (Ticker Symbol: KEUIX)

MarketGrader 100 Enhanced Index Fund
Class A (Ticker Symbol: KHMAX)
Class C (Ticker Symbol: KHMCX)
Class I (Ticker Symbol: KHMIX)

Each a series of Investment Managers Series Trust II

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated May 1, 2017, as may be amended from time to time, of the Kaizen Hedged Premium Spreads Fund, Altrius Enhanced Income Fund and the MarketGrader 100 Enhanced Index Fund (each, a “Fund,” and together, the “Funds”), a series of Investment Managers Series Trust II (the “Trust”). Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the investment advisor to the Funds. Altrius Capital Management, Inc. (“Altrius”) and Two Fish Management, LLC (“Two Fish”) are the sub-advisors (each, a “Sub-Advisor” and together, the “Sub-Advisors”) to the Altrius Enhanced Income Fund. A copy of the Funds’ Prospectus may be obtained by contacting the Funds at the address or telephone number specified below. The Funds’ Annual Report to shareholders for the fiscal year ended December 31, 2016, is incorporated herein by reference. A copy of the Funds’ Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

Kaizen Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-844-524-9366

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	B-2
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-2
MANAGEMENT OF THE FUNDS	B-35
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-48
PORTFOLIO TURNOVER	B-49
PROXY VOTING POLICY	B-50
ANTI-MONEY LAUNDERING PROGRAM	B-50
PORTFOLIO HOLDINGS INFORMATION	B-50
DETERMINATION OF NET ASSET VALUE	B-52
PURCHASE AND REDEMPTION OF FUND SHARES	B-53
FEDERAL INCOME TAX MATTERS	B-54
DIVIDENDS AND DISTRIBUTIONS	B-60
GENERAL INFORMATION	B-61
FINANCIAL STATEMENTS	B-62
APPENDIX A PROXY VOTING POLICIES AND PROCEDURES	B-63

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Altrius Enhanced Income Fund and the MarketGrader 100 Enhanced Index Fund are diversified funds, which means they are subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). The Kaizen Hedged Premium Spreads Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the 1940 Act. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Hedged Premium Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Each Fund currently offers three classes of shares: Class A, Class C and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of Funds generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The Funds’ principal investment strategies and related risks are identified in the below table and described in detail following the table. A Fund may use strategies in the table below not identified as principal investment strategies as part of its non-principal investment strategies.

Investments and Risks		Kaizen Hedged Premium Spreads Fund	MarketGrader 100 Enhanced Index Fund	Altrius Enhanced Income Fund
Equity Securities
	Common Stock		X
	Small- and Mid-Cap Stocks		X
Debt Securities
	Lower Rated Debt Securities			X
	Government Obligations			X
	Mortgage-Backed Securities			X
	Asset Backed Securities			X
	Sovereign Debt Obligations			X
	Corporate Debt Obligations	X		X
	Convertible Securities			X
	Zero Coupon Bonds			X
	Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits	X
	Saving Association Obligations	X
	Commercial Paper, Short-Term Notes	X
Foreign Investments
	Foreign Investments			X
	Emerging Markets			X
	Foreign Currency Transactions			X
Derivatives
	Options on Securities and Securities Indices	X		X
	Futures and Options on Futures	X	X
Investment Company Securities				X
Exchange Traded Funds (“ETFs”)		X		X
Exchange Traded Notes (“ETNs”)				X
Inverse ETFs		X
Short-Term Investments		X

In the following discussions, the term “Fund” refers to the applicable Fund or Funds in the chart.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer¹s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Government Obligations

The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

Sovereign Debt Obligations

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, step coupon and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Foreign Investments

The Fund may invest in foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor or the Sub-Advisors is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Inverse ETFs

The Fund may invest in inverse ETFs. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with the benchmark index, and there can be no guarantee that an inverse ETF will achieve a high degree of inverse correlation.

Inverse ETFs present all of the risks that regular ETFs present. In addition, such ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve. An inverse ETF’s performance for periods greater than a single day is likely to be either better or worse than the inverse of the benchmark index performance, before accounting for fees and fund expenses. This effect becomes more pronounced for these types of ETFs as market volatility increases.

Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Furthermore, an ETF’s short sales are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the ETF and, indirectly, to the Fund. An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use derivative instruments. However, by investing in inverse ETFs rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

Exchange Traded Notes (“ETNs”)

The Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the amount of return of an ETN on maturity or at redemption will be reduced by applicable fees, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Selling Call and Put Options. The Fund may sell options to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period.

To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

Purchasing Call or Put Options. The Fund may purchase call options to protect against anticipated increases in the prices of securities. Alternatively, the Fund may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s net asset value per share (“NAV”).

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Advisor is registered as a commodity pool operator with respect to the MarketGrader 100 Enhanced Index Fund and is subject to CFTC requirements in such capacity, including recordkeeping, reporting, and disclosure requirements.

The Trust, on behalf of the Kaizen Hedged Premium Spreads Fund and the Altrius Enhanced Income Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Each Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Therefore, as of the date of this SAI none of the Trust, the Kaizen Hedged Premium Spreads Fund and the Altrius Enhanced Income Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisor’s ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

There is no assurance that an active market will exist for futures contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Over-the-Counter Derivatives Transactions

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or the Sub-Advisors to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or the Sub-Advisors may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor or the Sub-Advisors will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Equity Securities

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or the Sub-Advisors. Rights are similar to warrants buy typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Debt Securities

Municipal Bonds

The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Investments

Depository Receipts

The Fund may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Structured Investments

The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Short Sales

The Fund may engage in short sale transactions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Derivatives

Swap Transactions

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Fund may enter into options on swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Options on Exchange-Traded Commodity Linked Securities

The Fund may purchase and sell options on exchange-traded commodity linked securities. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or the Sub-Advisors, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Borrowing

The Fund may engage in borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Regulatory Risk

Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and each Fund’s investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and thus it is anticipated that the UK will leave the EU on March 29, 2019. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Cyber Security Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Sub-Advisors, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. A Fund’s investment objective(s) is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the MarketGrader 100 Enhanced Index Fund’s and Altrius Enhanced Income Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that subject to the oversight of the Advisor the Sub-Advisors are responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	12	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001 – present), a family office.	12	General Finance Corporation
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 – June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 72 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present) and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – present). Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	12	Investment Managers Series Trust, a registered investment company (includes 72 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since September 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 − 2015), Mutual Fund Administration, LLC). Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $7,500 and $4,000 for each special in-person meeting attended and $1,500 for each special telephonic meeting attended at which Board action is taken. Effective April 2017, each Independent Trustee receives from the Trust a quarterly retainer of $9,500 and $4,000 for each special in-person meeting attended and $1,000 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Aggregate Compensation from each Fund

Name of Person/ Position	Kaizen Hedged Premium Spreads Fund[1]	Altrius Enhanced Income Fund[1]	MarketGrader 100 Enhanced Index Fund[1]	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (10 Funds) Paid to Trustees[1]
Thomas Knipper, Independent Trustee and Audit Committee Chair	$1,625	$1,312	$1,125	None	None	$12,125
Kathleen K. Shkuda, Independent Trustee and Nominating Committee Chair	$1,625	$1,312	$1,125	None	None	$12,125
Larry D. Tashjian, Independent Trustee, Chairman and Valuation Committee Chair	$1,625	$1,312	$1,125	None	None	$12,125
John P. Zader, Independent Trustee	$1,625	$1,312	$1,125	None	None	$12,125

1	For the fiscal year ended December 31, 2016.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader (at the time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl, his position with Mutual Fund Administration, LLC, one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•
Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating , Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee met twice during the fiscal year ended December 31, 2016 with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•
The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee and meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Ms. Shkuda. The Nominating Committee met two times during the fiscal year ended December 31, 2016.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Tashjian, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed. The Valuation Committee met twice with respect to the Kaizen Hedged Premium Spreads Fund and Altrius Enhanced Income Fund and once with respect to MarketGrader 100 Enhanced Index Fund during the fiscal year ended December 31, 2016.

Independent Trustees comprise 80% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor, the Sub-Advisors and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s and Sub-Advisors’ management, and other service providers (such as each Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2016, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Funds ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	$10,001 - $50,000
John Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Principal Shareholders	% of Total Outstanding Shares of Class as of April 2, 2017
Kaizen Hedged Premium Spreads Fund - Class I
TD Ameritrade Inc. FBO Omaha, NE 68103 Jurisdiction: Nebraska	99.82%
Altrius Enhanced Income Fund - Class I
TD Ameritrade Inc. FBO Omaha, NE 68103 Jurisdiction: Nebraska	99.91%
MarketGrader 100 Enhanced Index Fund - Class I
TD Ameritrade Inc. FBO Omaha, NE 68103 Jurisdiction: Nebraska	99. 97%

As of April 2, 2017, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of each Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Funds’ distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Kaizen Advisory, LLC, located at 1745 S. Naperville Road, Suite 103, Wheaton, Illinois 60189, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is owned by Dean Zayed.

Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of sub-advisors to manage the Fund’s assets, performs diligence on and monitors any such sub-advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the sub-advisors. The Advisor also continuously monitors the Sub-Advisor’s compliance with the Fund’s investment objective, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Sub-Advisors for the Altrius Enhanced Income Fund

The Advisor has entered into two sub-advisory agreements with respect to the Fund; 1) Altrius Capital Management, Inc. (“Altrius”), located at 1323 Commerce Drive, New Bern, North Carolina 28562, and 2) Two Fish Management, LLC (“Two Fish”), located at 9333 N Meridian St., Suite 222 Indianapolis, Indiana 46260 (each a “Sub-Advisory Agreement and together the “Sub-Advisory Agreements”). Both Altrius and Two Fish are 100% employee-owned.

The Advisor compensates the Sub-Advisors out of the investment advisory fees the Advisor receives from the Fund. The sub-advisory fees are accrued by the Adviser daily and paid monthly based on the following annual rates of the Fund’s average daily net assets:

Sub-Advisor	Annual Rate
Altrius Capital Management, Inc.	0.25%
Two Fish Management, LLC	0.25%

Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Each Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreements will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreements or interested persons of the Advisor or the Sub-Advisors or the Trust. Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by a Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, each Sub-Advisory Agreement automatically terminates in the event of its assignment. Each Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with a Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under such Sub-Advisory Agreement.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Funds and the Funds’ independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of a Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of the average daily net assets of each Fund’s Class A, Class C and Class I shares, respectively. Each agreement is effective until April 30, 2018, and it may be terminated before that date only by the Trust's Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of the reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Funds paid the following advisory fees to the Advisor for the following periods:

Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
Kaizen Hedged Premium Spreads Fund
For the fiscal year ended December 31, 2016	$1,222,385	$(102,973)	$1,119,412
For the fiscal period August 3, 2015 (commencement date) through December 31, 2016	$1,222,777	$0	$1,222,777

Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
Altrius Enhanced Income Fund
For the fiscal year ended December 31, 2016	$183,102	$(183,102)	$0

Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
MarketGrader 100 Enhanced Index Fund
For the fiscal year ended December 31, 2016	$271,183	$(271,183)	$0

Other Accounts Managed by the Portfolio Managers As of December 31, 2016, information on other accounts managed by the Fund’s portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Michael Thompson	0	$0	1	$10	50	$6
D. Matthew Thompson	0	$0	1	$10	50	$6
James Russo	0	$0	0	$0	873	$226
Mike Morris, CFA	0	$0	0	$0	33	$21

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Michael Thompson	0	$0	1	$10	0	$0
D. Matthew Thompson	0	$0	1	$10	0	$0
James Russo	0	$0	0	$0	0	$0
Mike Morris, CFA	0	$0	0	$0	1	$2

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the Advisor and the Sub-Advisors will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s and the Sub-Advisor’s trade allocation policy.

Compensation.

Kaizen Advisory, LLC
Mr. Michael Thompson and Mr. D. Matthew Thompson each receive a base salary from the Advisor and contributions to a retirement plan. No payment or portfolio manager compensation formulas are tied to the Fund or its performance. The portfolio managers are not entitled to any deferred benefits.

Altrius Capital Management, Inc.
Mr. Russo is compensated by Altrius, of which he is the sole owner and is thus entitled to profits related to his ownership. Since profits are expected to increase as assets increase, Mr. Russo is expected to receive increased profits as an owner of the Advisor as assets of the Fund increases.

Two Fish Management, LLC
Mr. Morris is compensated by Two Fish. He receives a base salary and contributions to a retirement plan. No payment or portfolio manager compensation formulas are tied to the Fund or its performance. In addition, the Mr. Morris is a principal owner of Two Fish and receives benefits indirectly from the revenue generated from the firm.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of Fund shares owned by each portfolio manager in the Fund as of December 31, 2016.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	Kaizen Hedged Premium Spreads Fund	Altrius Enhanced Income Fund	MarketGrader 100 Enhanced Index Fund
Michael Thompson	None	None	None
D. Matthew Thompson	None	None	None
James Russo	None	None	None
Mike Morris, CFA	None	None	None

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Funds pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of each Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Funds paid the following co-administrator fees for the following periods:

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Kaizen Hedged Premium Spreads Fund	$117,386	$82,011*
Altrius Enhanced Income Fund	$48,601	N/A**
MarketGrader 100 Enhanced Index Fund	$44,997	N/A**

*	The Kaizen Hedged Premium Spreads Fund commenced operations on August 3, 2015.
**	The Altrius Enhanced Income Fund and the MarketGtrader 100 Enhanced Index Fund commenced operations on December 31, 2015.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, serves as counsel to the Trust. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Index Provider - MarketGrader 100 Enhanced Index Fund

The Underlying Index has been licensed for use for certain purposes by the Adviser. The agreement is in effect until December 31, 2017 after which it will automatically renew for successive one-year periods, unless either party terminates the agreement by providing written notice to the other party at least 60 days prior to the end of the then-current term. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The MarketGrader 100 Enhanced Index Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of each Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Advisor for distribution-related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of the Funds’ assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A or Class C shares of the Funds may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker–dealers that engage in the distribution of the shares of such Class of the Funds; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Funds; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Funds; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of such Class of the Funds; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Funds; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Funds; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Funds’ Class A shares and Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan continue in effect indefinitely with respect to a class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities. The 12b-1 Plan may be terminated with respect to the Funds’ Class A shares or Class C shares at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Funds’ Class A shares or Class C shares, respectively.

If the 12b-1 Plan is terminated for the Funds’ Class A shares and Class C shares in accordance with its terms, the obligation of the Funds to make payments pursuant to the 12b-1 Plan will cease and the Funds will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

Shareholder Service Plan

The Board has adopted, on behalf of the Funds, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Funds’ average daily net assets, payable monthly.

Dealer Reallowances

A Fund’s Class A shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of a Fund. The Advisor, a registered broker-dealer, may receive sales charges from a Fund's Distributor for activities relating to the marketing of a Fund’s shares pursuant to an agreement with the Fund's Distributor. More detailed information on the sales charge and its application is contained in the Prospectus.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to a Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of a Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Advisor and Sub-Advisors determine which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-Advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Advisor and the Sub-advisors considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-advisory Agreement with respect to a Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to its Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by a Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of a Sub-Advisor’s overall responsibilities to the relevant Fund.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or a Sub-advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the relevant Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the relevant Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do the Funds effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect the purchase of the Funds’ shares for their customers.

PORTFOLIO TURNOVER

Although a Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

During the most recent fiscal year, the portfolio turnover rate for each Fund was as follows

Fund	Portfolio Turnover Rate
	2016	2015
Kaizen Hedged Premium Spreads Fund	0%	0%*
Altrius Enhanced Income Fund	21%	N/A**
MarketGrader 100 Enhanced Index Fund	105%	N/A**

*	The Kaizen Hedged Premium Spreads Fund commenced operations on August 3, 2015.
**	The Altrius Enhanced Income Fund and the MarketGtrader 100 Enhanced Index Fund commenced operations on December 31, 2015.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor and/or Sub-Advisors, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor and Sub-Advisors vote proxies received in a manner consistent with the best interests of the relevant Fund. The Trust Policies also require the Advisor and Sub-Advisors to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor Policies”), each Sub-advisor’s Proxy Voting Policies and Procedures (“Sub-Advisors Policies”) and a record of each proxy voted by the Advisor and a Sub-Advisor on behalf of the relevant Fund, including a report on the resolution of all proxies identified by the Advisor and Sub-Advisor as involving a conflict of interest. See Appendix A for the Advisor Policies, the Sub-Advisors Policies and the Trust Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s Chief Compliance Officer (“CCO”) will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests, a Sub-Advisor’s interests and the Funds’ interests, the Advisor and Sub-Advisor will resolve the conflict by following the Advisor’s or Sub-Advisor’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-844-524-9366 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to each Fund, the Advisor, the Sub-Advisors, and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan, Lewis & Bockius LLP, and the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Funds’ portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds and the Advisor to the Funds’ shareholders. The Funds and the Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisors or any affiliated person of the Advisor or Sub-Advisors) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website (www.kaizenfunds.com) or (2) disclosed in periodic regulatory filings on the SEC's website (www.sec.gov). Management of each Fund may make publicly available the Fund’s portfolio holdings on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, a Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) a Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, Sub-advisors, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for a Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or a Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Kaizen Advisory, LLC (the Advisor), Altrius Capital Management, Inc. and Two Fish Management, LLC (the Sub-advisors), MFAC and UMBFS (the Trust's Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait, Weller & Baker LLP , (independent registered public accounting firm), Morgan, Lewis & Bockius LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each Class of a Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how each Fund calculated the NAV as of December 31, 2016, is as follows:

Kaizen Hedged Premium Spreads Fund – Class I
$63,814,521	=	$7.84
8,139,657

Altrius Enhanced Income Fund – Class I
$40,011,768	=	$10.60
3,776,173

MarketGrader 100 Enhanced Index Fund – Class I
$45,877,989	=	$11.03
4,158,421

Class A Shares and Class C Shares of each Fund are not available for purchase at this time.

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Advisor and/or Sub-Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities); and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of each Fund’s fair value methodology. Each Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Funds’ securities or making such sale or the fair determination of the value of the Funds’ net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, a Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of their portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund intends to elect to be treated and intends to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Fund’s income, diversification of a Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, (generally including MLPs) other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from a Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds report the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of a Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any amounts treated as distributions of long‑term capital gains during such six‑month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to a Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by a Fund that is deemed, under the Code, to be U.S.-source income in the hands of a Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. Each Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund may purchase the securities of certain foreign companies called passive foreign investment companies ("PFICs"). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either the Funds or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Funds to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Funds, the Funds may be required to liquidate portfolio securities that they might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Funds. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by a Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, a Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to each Fund, the Trust currently offers three classes of shares: Class A, Class C and Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre‑emptive or conversion rights. Shares when issued are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Sub-Advisors have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

Incorporated by reference herein is each Fund’s Annual Report to shareholders for the fiscal year ending December 31, 2016 which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights,” and “Notes to Financial Statements.” A copy of the Funds’ Annual Report can be obtained at no charge by calling 1-844-524-9366 or writing to the Funds.

APPENDIX A
 PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 30 days following the end of June each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

ADVISOR’S AND SUB-ADVISOR’S PROXY POLICIES AND GUIDELINES

Kaizen Advisory, LLC

I.	PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Kaizen has adopted the following proxy voting policies and procedures (the “Policy”). As the Adviser does not and will not vote proxies on behalf of the funds, this Policy applies to Kaizen, with respect to the sub-advisers; each sub-adviser is required to vote proxies in accordance with their applicable management agreements. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Kaizen’s Investment Adviser Compliance Program (the “Program”).

1.	DEFINITIONS

Board means board of directors or similar governing body.

Client means the Kaizen Fund (as defined in the Program) and any other investment advisory Clients for which Kaizen exercises investment discretion. Client does not include any investment advisory Client that retains proxy-voting authority.

Conflict Committee means any committee established by Kaizen as a method of addressing Proxy voting in situations involving a material conflict of interest with Clients.

Proxy as used in this Policy includes the submission of a security holder vote by proxy instrument, in person at a meeting of security holders or by written consent. “Proxy” does not include any action taken by a Supervised Person serving on the board of directors or similar body of a portfolio company or entity.

Proxy Voting Administrator means the Chief Compliance Officer and/or his designate.

2.	INTRODUCTION

Kaizen’s sub-advisor is responsible for voting proxies on behalf of the Funds. With respect to voting proxies on behalf of the Kaizen Fund and Kaizen’s other clients (herein, “Clients”), it is Kaizen’s policy is to vote any Proxy in the best interest of its Clients. Accordingly, Kaizen will vote any Proxy in a manner intended to promote the Client’s investment objective, usually to maximize investment returns, and following the investment restrictions and policies of the Client.

These are guidelines only and there may be instances when Kaizen does not vote in accordance with the Policy due to the specific circumstances of the company in question. There also may be instances when Kaizen refrains from voting a proxy, such as when Kaizen determines that the cost of voting the proxy exceeds the expected benefit to the Client and would not be in the Client’s best interest. In such instances where Kaizen refrains from voting proxies, Kaizen is responsible for maintaining as part of its books and records, copies of backup documentation evidencing Kaizen’s reasoning for not voting a proxy. Kaizen cannot anticipate every situation and certain issues are better handled on a case-by-case basis. The guidelines included in this Policy are subject to change as Kaizen at least annually reviews these policies and procedures to reflect developments in Proxy voting and the best interest of Clients.

3.	ADMINISTRATION

The Proxy Voting Administrator will be responsible for the following:

•	Overall compliance with the Policy;
•	Disclosure of information to Clients;
•	Retention of required records relating to Proxies and this Policy; and
•	Reviewing and updating the Policy as appropriate.

A.	General Voting Policies--Private Companies

Kaizen generally votes in favor of the following:

•
Proposals supported by any member of the Board that was nominated or designated by Kaizen if there is such a director, unless Kaizen believes that the particular rights of the Clients clearly would be better served by voting differently or a material conflict of interest involving Kaizen exists;

•	Compensation plans that tie executive compensation to long-term company performance;
•	Board approved proposals relating to stock splits and combinations;
•	Board approved proposals relating to permitting shareholder actions by written consent;
•	Board approved proposals relating to routine business matters, such as changing the company’s name, ratifying auditor appointments and shareholder meeting procedural matters; and
•	Board approved proposals relating to mergers, reorganizations and conversions designed solely to reincorporate, reorganize or convert a company into a Delaware entity.

Kaizen generally votes against the following:

•
Proposals opposed by any member of the Board that was nominated or designated by Kaizen if there is such a director, unless Kaizen believes that the particular rights of the Clients clearly would be better served by voting differently or a material conflict of interest involving Kaizen exists.

Kaizen generally votes on a case-by-case basis for the following:

•
Proposals for creating new classes of stock, authorizing additional shares, issuing stock, issuing options or other rights to acquire stock, creating or making grants under stock appreciation rights or similar equity based compensation plans, redeeming stock or otherwise affecting the company’s capital structure; and

•	On all other matters not covered by the above, Kaizen will request recommendations from its affiliates most familiar with the particular company, if available, and will then make its determination.

B.	General Voting Policies--Public Companies

Kaizen generally votes in favor of the following:

•	Decisions reached by independent boards of directors;
•	Compensation plans that tie executive compensation to long-term company performance;
•	Shareholder proposals for board recommendations when the board meets basic independence and governance standards; and
•	Board approved proposals relating to routine business matters such as changing the company’s name, ratifying the auditors’ appointment and shareholder meeting procedural matters.

Kaizen generally votes against the following:

•	Proposals to re-price options because the value of the underlying stock has fallen;
•	Compensation packages that Kaizen deems excessive or overly generous; and
•	Plans that issue options with exercise prices below the current market price.

Kaizen generally withholds votes for the following:

•	Proposals for inside directors serving on key committees.

Kaizen generally votes on a case-by-case basis for the following:

•	Board approved proposals regarding acquisitions, mergers, reincorporations, reorganizations and other transactions;
•	Shareholder rights plans;
•	Capitalization proposals; and
•	Shareholder proposals for board recommendations when the board does not meet basic independence and governance standards.

1.	MATERIAL CONFLICTS OF INTEREST

Kaizen believes that its interests are generally aligned with its Clients’ interests through ownership by Kaizen principals and employees in the Kaizen Fund. In the event Kaizen determines there is or may be a material conflict of interest between Kaizen and a Client in voting Proxies, Kaizen will address such material conflict of interest using one of the following procedures:

•	Kaizen may vote the Proxy using the established objective policies described under “General Voting Policies--Private Companies” or “General Voting Policies‑-Public Companies,” above; or
•
Kaizen may have a committee (“Conflict Committee”) formed to address material conflicts of interest in voting Client Proxies. The Conflict Committee may determine how to vote any Proxy if Kaizen has a material conflict of interest in voting. Any such vote must be consistent with the best interest of the Client. In making the Proxy voting determination, the Conflict Committee will take reasonable steps under the circumstances to attempt to insulate the Proxy voting determination from the material conflict. The Conflict Committee will keep a report of any Proxies voted under this procedure detailing the nature of the material conflict and the Conflict Committee’s manner of resolving the material conflict in the best interest of the Client. This report will be made available to Clients upon their written request.

Kaizen does not consider service by Kaizen personnel on portfolio company boards or Kaizen receipt of management or other fees from portfolio companies to create a material conflict of interest for voting Proxies, generally, with respect to such companies, as it relates to voting proxies for the Kaizen Fund(s).

With respect to the Kaizen Fund(s) and the Managers Series Trust II’s Policies, Executive Officers of Kaizen who are investment professionals to a series of the Managers Series Trust shall not serve as a director or member of an advisory board of a company that is held as an investment in such series of the Trust, as this creates a material conflict of interest.

5.	DISCLOSURES

Kaizen generally does not disclose proxy votes on behalf of a Client to any other Client. Proxy votes on behalf of Mutual Funds will be disclosed annually on Form N-PX.

The Firm will include in its Brochure (if applicable) a summary of this proxy voting policy. Each Client may request a copy of this proxy voting policy, Kaizen’s proxy voting guidelines, and records of how such Client’s securities were voted by making a written request to Kaizen.

6.	FORM N-PX

IMST II’s Fund Administrator files Form N-PX with the SEC on an annual basis, which includes information on how the Kaizen Fund(s) voted its proxies. Kaizen reviews and approves the accuracy of such information prior to providing it to the Fund Administrator for filing with the SEC.

7.	RECORDKEEPING

Kaizen will keep the following records:

•	A copy of the Policy;
•
A copy of each proxy statement received with respect to Client portfolio securities, except that when a proxy statement is available on the SEC’s EDGAR public filing system, Kaizen may rely on that filing in lieu of keeping its own copy;

•	A record of each Proxy vote cast by Kaizen on behalf of a Client;
•	A copy of any document prepared by Kaizen that was material to the Proxy voting decision, including any Conflict Committee reports; and
•	A copy of each written Client request for information regarding how Kaizen voted Proxies on behalf of Clients and any written response by Kaizen to any Client requests.

8.	AMENDMENTS

This Policy may be amended from time to time by the Proxy Voting Administrator.

Altrius Capital Management, Inc.
Proxy Voting/Class Action Litigation

Policy

It is the policy of the Company to vote all proxies in respect of securities in institutional client accounts ("Client Securities") over which the Company has voting discretion in a manner consistent with best interests of the Company's clients. Proxy materials received on behalf of a retail client are to be sent directly to client or a designated representative responsible for voting the proxy. The final decision how proxies are voted rests with the retail client.

Responsibility

The CCo is responsible for ensuring adherence to the Company's Proxy Voting Policy.

Procedures

The Company generally will monitor proposed corporate actions and proxy issues regarding Client Securities, and may take any of the following actions based on the best interests of our clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on our reasonable judgment of the vote most likely to produce favorable financial results for our clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. However, the Company will consider both sides of each proxy issue.

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company's clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

If the Compliance officer determines that a material conflict of interest exists, the following procedures shall be followed:

1.	The Company may disclose the existence and nature of the conflict to the client(s) owning the Client Securities, and seek directions on how to vote the proxies;
2.	The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different Client Securities in a competitive merger situation); or
3.	The Company may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company's Proxy Voting Policy will be included in the Company's Disclosure Brochure. The full text of the Company's Proxy Voting Policy will be provided to clients upon request.

Recordkeeping Requirements

The Company shall maintain the following records relating to this Policy:

1.	A copy of the Policy as it may be amended from time to time.
2.
A copy of each proxy statement received by the Company in respect of Client Securities. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a copy of a proxy statement (provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC's EDGAR system.

3.
A record of each vote cast by the Company on behalf of a client. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast (if the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

4.	A copy of any document created by the Company that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.
5.
A copy of each written client request for information about how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any such (written or oral) client request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. The Company has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client's eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict affecting securities owned by a client, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

Two Fish

PROXY VOTING

Policy

Two Fish as a matter of policy does not accept responsibility for voting proxies for portfolio securities held within Client accounts, with the exception of ERISA accounts. There are a few non-ERISA Client accounts for which Two Fish continues to exercise proxy voting responsibility under grandfathered or negotiated arrangements. With respect to accounts over which Two Fish performs proxy voting, it maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Two Fish’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Two Fish’s Advisory Agreements evidence the fact that voting authority has been retained by the Client. Under ERISA, Two Fish is responsible to vote proxies for the Client in the absence of specific written acknowledgement by the Client that the authority has been retained or granted elsewhere. Two Fish utilizes the services of a third party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which Two Fish votes the securities owned by its Clients for which Two Fish exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our Clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment Advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an Two Fish addresses material conflicts that may arise between an Two Fish's interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the Two Fish with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the Two Fish's proxy voting activities when the Two Fish does have proxy voting authority. Responsibility for voting the Proxies is established by investment management agreements or comparable documents with our Clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any Client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Two Fish takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to Two Fish, these policies and procedures apply equally to registered investment companies, institutional and retail accounts. These proxy voting policies and procedures are available to all Clients of Two Fish upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Responsibility

The Proxy Committee is responsible for the implementation and monitoring of Two Fish’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of the third party voting agent.. The Proxy Committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Proxy Committee.

Procedures

Two Fish has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines

The guiding principle by which Two Fish votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Furthermore, Two Fish is mindful that for ERISA and other Covered Person benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. Two Fish does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

It is the general policy of Two Fish to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Two Fish reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Two Fish, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients, in the judgment of Two Fish. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Two Fish’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Two Fish believes appropriate). Two Fish may vote proxies related to the same security differently for each Client.

For Clients that have delegated to Two Fish the discretionary power to vote the securities held in their account, Two Fish does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the Client itself or a third party. Two Fish views the delegation of discretionary voting authority as an absolute choice for its Clients. Two Fish’s Clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

In the event that Two Fish acts as Investment Adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Two Fish to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Two Fish disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Two Fish can obtain details of how Two Fish has voted the securities in its account by contacting a service representative at Two Fish. Two Fish does not, however, generally disclose the results of voting decisions to third parties.

Conflicts of Interest in Connection with Proxy Voting

The Proxy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Two Fish’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Proxy Committee or Two Fish’s CCO. If any Covered Person is pressured or lobbied either from within or outside of Two Fish with respect to any particular voting decision, he or she should contact any member of the Proxy Committee or Two Fish’s CCO. The full Proxy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Proxy Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by the Guidelines;
•
vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or

•	direct the third party Proxy Voter to vote in accordance with its independent assessment of the matter.

Proxy Committee

The administration of these Proxy Voting policies and procedures is governed by a Proxy Committee (the “Proxy Committee”) currently comprised of the following three members: the President, COO and the CCO.

The CCO serves as Chair of the Proxy Committee. Senior Management of Two Fish may change the structure or composition of the Proxy Committee from time to time. The Proxy Committee has regular meetings annually, and may meet other times as deemed necessary by the Chair or any member of the Proxy Committee. At each regular meeting, minutes will be taken and the Proxy Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Proxy Committee will review any “Exceptions” (as described below) that have occurred since the previous meeting of the Proxy Committee. On all matters, the Proxy Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Proxy Committee shall be referred to Senior Management.

Proxy Voting Procedures

Two Fish has retained a third party (the "Proxy Voter") to vote Proxies for the relevant accounts of its Clients. The Proxy Voter provides voting services to institutions such as Two Fish. The Proxy Voter receives a daily electronic feed of all holdings in Two Fish voting accounts, and trustees and/or Broker-Dealer/Custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voter. The Proxy Voter monitors the accounts and their holdings to be sure that all proxies are received and voted for Two Fish Client shares owned. As a result of Two Fish’s decision to use the Proxy Voter, there is generally no physical handling of proxies by Two Fish personnel.

The above-referenced Proxy Voting Guidelines (the “Guidelines”) state the general view and expected vote of the Proxy Voter under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from Two Fish, the Proxy Voter will automatically vote in accordance with the Guidelines. However, the Guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the Clients’ best interests as described below with respect to “Exceptions.” Two Fish votes all securities based upon the guiding principle of seeking the maximization of economic value to our Clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote.

The Proxy Voter posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that the Proxy Voter has prepared on the vote.

If at any time a portfolio manager becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Proxy Committee as soon as possible prior to the relevant voting deadline for such matter. The Chair of the Proxy Committee must first make a general determination as to whether any potential conflicts of interest exist. In the event of a potential conflict, the Chair will convene a meeting of the entire Proxy Committee regarding the potential conflict. Once any potential conflict is either determined not to exist, or resolved, the Chair of the Proxy Committee, along with the relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by the Proxy Voter, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Committee. The full Proxy Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our Clients’ holdings. In all cases, regardless of whether the ultimate voting decision with respect to any vote is made by the relevant portfolio manager, the Chair or the entire Proxy Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our Clients’ holdings. If for any reason, no voting decision is made with respect to any particular vote, or if the Chair has not otherwise received any direction in accordance with these policies and procedures as to how to instruct the Proxy Voter to vote our shares prior to the relevant voting deadline for any Exception, the Chair will instruct the Proxy Voter to vote all of our shares in accordance with the Proxy Voter’s independent assessment of the matter.

PART C: OTHER INFORMATION

Kaizen Funds

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Certificate of Designation of the Kaizen Credit Spread Fund (6)
(4) Certificate of Designation of the MarketGrader 100 Enhanced Index Fund (8)
(5) Certificate of Designation of Altruis Enhanced Index Fund (8)
(b) By-Laws of Registrant (1)
(1) Amended By-Laws of Registrant (3),(10)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (7)
(1) Amended and Restated Appendix A to the Advisory Agreement (9)
(2) Sub-Advisory Agreement with Altrius Capital Management, Inc. (9)
(3) Sub-Advisory Agreement with Two Fish Management, LLC (9)
(4) Amended and Restated Appendix A to the Advisory Agreement - filed herewith
(e) Distribution Agreement (2)
(f) Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (2)
(h) Other Material Contracts
(1) Transfer Agency Agreement (2)
(i) Amended and Restated Schedule B to the Transfer Agency Agreement (4)
(2) Fund Accounting Agreement (2)
(3) Co-Administration Agreement (2)
(4) Operating Expense Agreement (7)
(i) Amended and Restated Appendix A to the Operating Expense Agreement - filed herewith
(5) Shareholder Service (7)
(i) Amended and Restated Shareholder Service Plan – filed herewith
(i) Opinion and Consent of Legal Counsel (7)
(j) Consent of Independent Registered Public Accounting Firm – filed herewith
(k) Not applicable
(l) Initial Subscription Agreement (7)
(1) With respect to the Kaizen Hedged Premium Spreads Fund (7)
(2) With respect to the MarketGrader 100 Enhanced Index Fund (9)
(3) With respect to the Altrius Enhanced Income Fund (9)
(m) Rule 12b-1 Plan (7)
(1) Amended and Restated 12b-1 Plan – filed herewith
(n) Rule 18f-3 Plan (9)
(o) Powers of Attorney (5)
(p) Code of Ethics
(1) Code of Ethics of the Trust (2)
(2) Code of Ethics of the Advisor (7)
(3) Code of Ethics of the Sub-Advisor (7), (9)

(1)	Previously filed in Registrant’s Registration Statement on Form N-1A filed with the commission on September 30, 2013.
(2)	Previously filed in Registrant’s Pre-Effective Amendment No. 1 filed with the commission on November 15, 2013.
(3)	Previously filed in Registrant’s Pre-Effective Amendment No. 2 filed with the commission on December 11, 2013.
(4)	Previously filed in Registrant’s Post-Effective Amendment No. 8 filed with the commission on October 17, 2014.
(5)	Previously filed in Registrant’s Post-Effective Amendment No. 9 filed with the commission on October 17, 2014.
(6)	Previously filed in Registrant’s Post-Effective Amendment No. 20 filed with the commission on April 7, 2015.
(7)	Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the commission on June 29, 2015.
(8)	Previously filed in Registrant’s Post-Effective Amendment No. 42 filed with the commission on October 13, 2015.
(9)	Previously filed in Registrant’s Post-Effective Amendment No. 48 filed with the commission on December 24, 2015.
(10)	Previously filed in Registrant’s Post-Effective Amendment No. 92 filed with the commission on August 12, 2016.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust
2.	Investment Managers Series Trust II

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Advisor	Kaizen Advisory, LLC 1745 S. Naperville Road, Suite 103 Wheaton, Illinois 60189
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th of April, 2017.

INVESMENT MANAGERS SERIES TRUST II

By:	/s/ Terrence Gallagher
Terrance Gallagher, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 28th day of April, 2017, by the following persons in the capacities set forth below.

Signature	Title
†
Thomas Knipper	Trustee
†
Kathleen K. Shkuda	Trustee
†
Larry D. Tashjian	Trustee
†
John P. Zader	Trustee
†
Eric M. Banhazl	Trustee
/s/ Terrance Gallagher
Terrence Gallagher	President
/s/ Rita Dam
Rita Dam	Treasurer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 9 filed on October 17, 2014

EXHIBIT INDEX

Exhibit	Exhibit No.
Amended and Restated Appendix A to the Advisory Agreement	EX99.28(d)(4)
Amended and Restated Appendix A to the Operating Expense Agreement	EX99.28(h)(4)(i)
Amended and Restated Operating Shareholder Service Plan	EX99.28(h)(5)(i)
Consent of Independent Registered Public Accounting Firm	EX99.28(j)
Amended and Restated 12b-1 Plan	EX99.28(m)(1)